   Exhibit 99.1       Audentes Therapeutics Reports First Quarter 2019 Financial Results and Provides Corporate Update    ‐ Recently presented positive new data from ASPIRO, the Phase 1/2 study of AT132 for treatment of XLMTM     ‐ On track to submit updated ASPIRO data package with optimal dose selection to FDA in the second  quarter of 2019 and to provide update on the license application submission plans for AT132 in the  third quarter of 2019     ‐ Completed initial, non‐GLP NHP safety study of AT845 for Pompe disease and on track to submit an IND in  the third quarter of 2019    ‐ Announced expansion of AAV technology platform and pipeline with new development programs  AT702/AT751/AT753 for Duchenne Muscular Dystrophy and AT466 for Myotonic Dystrophy Type 1    ‐ Launched cGMP plasmid manufacturing facility, improving control over supply chain and enabling rapid  advancement of product candidates from preclinical development to commercialization     ‐ Strong balance sheet with March 31, 2019 cash, cash equivalents and marketable securities of $375.0  million, expected to fund operations into 2021      SAN FRANCISCO, May 7, 2019 / PRNewswire/ ‐‐ Audentes Therapeutics, Inc. (Nasdaq: BOLD), a leading AAV‐ based genetic medicines company focused on developing and commercializing innovative products for serious  rare neuromuscular diseases, today reported its financial results for the first quarter ended March 31, 2019 and  provided an update on the company’s recent achievements and anticipated upcoming milestones.      “We are excited by the continued strong momentum across our business,” stated Matthew R. Patterson,  Chairman and Chief Executive Officer.  “We recently presented new positive data from ASPIRO, the Phase 1/2  study of AT132 for the treatment of XLMTM, at the 22nd Annual Meeting of the American Society of Gene and  Cell Therapy.  These data further support the compelling profile of this important product candidate and help  further our progress toward the goal of making AT132 globally available to patients living with XLMTM as rapidly  as possible.”      Mr. Patterson continued, “In our Pompe disease program, this quarter we successfully completed an initial NHP  safety study of our product candidate AT845 and the encouraging results give us added confidence as we  complete GLP toxicology and dose‐ranging studies to support a third quarter IND submission.  Finally, we are  thrilled to have recently announced the expansion of our technology platform and development pipeline with  the addition of programs utilizing vectorized antisense to address Duchenne muscular dystrophy and myotonic  dystrophy, two devastating neuromuscular diseases.”

    Recent Achievements & Upcoming Key Events    AT132 for X‐Linked Myotubular Myopathy (XLMTM):    Presented new positive data from ASPIRO at the 22nd Annual Meeting of the American Society of Gene  and Cell Therapy (ASGCT).   The ASGCT data set included safety and efficacy assessments out to 48 weeks of follow‐up for six  treated patients in dose Cohort 1 (1x1014 vg/kg) and 24 weeks for three treated patients in dose Cohort  2 (3x1014 vg/kg).     Patients receiving AT132 achieved reductions in ventilator dependence not previously observed in  chronically ventilated patients with neuromuscular disorders, including four patients achieving  ventilator independence and all other treated patients demonstrating sustained and clinically  meaningful reductions in ventilator use.   The data also demonstrated sustained improvements in neuromuscular function in both dose cohorts  with corresponding achievement of clinically meaningful motor milestones.  Additionally, muscle biopsy  data continued to show robust tissue transduction, protein expression, and histological improvements in  24 and 48‐week muscle biopsies in all patients, with evidence of more rapid pathological improvement  by week 24 in the Cohort 2 biopsy samples.     AT132 has been generally well‐tolerated and has shown a manageable safety profile across both dose  cohorts with no clinically meaningful safety differences between doses to date.   Enrollment of an additional three to five patients in Cohort 2 (3x1014 vg/kg) of ASPIRO is ongoing.   On track to select optimal dose of AT132 in the second quarter of 2019.  Plan to provide an updated  data package to FDA and on track to provide update on the license application submission plans for  AT132 in the third quarter of 2019.   Next clinical data presentation planned at the 24th International Annual Congress of the World Muscle  Society (WMS) in Copenhagen, Denmark, October 1‐5, 2019.     AT845 for Pompe Disease:   Successfully completed an initial non‐GLP NHP study, which showed a clean safety profile.   Previously planned GLP toxicology and dose‐ranging studies in progress.   On track to file IND in the third quarter of 2019.   AT702/AT751/AT753 for Duchenne Muscular Dystrophy (DMD):   Announced exclusive license agreement with the Research Institute at Nationwide Children’s Hospital to  develop AT702, an AAV‐antisense candidate designed to induce exon 2 skipping for DMD caused by  duplications of exon 2 and mutations in exons 1‐5 of the dystrophin gene.  Conducting additional  preclinical work of AT702 and plan to commence a Phase 1/2 study at Nationwide Children's in the  fourth quarter of 2019.   Separate from the Nationwide Children's collaboration, conducting preclinical work to advance AT751  and AT753, additional vectorized exon skipping candidates designed to treat DMD patients with  genotypes amenable to exon 51 and exon 53 skipping.  Both AT751 and AT753 utilize the same vector  construct backbone as AT702, enabling a potentially accelerated path into clinical development.     Initial programs target more than 25% of patients with DMD.  Plan to leverage vectorized exon skipping  platform to develop further product candidates to address up to 80% of DMD patients over time.

    AT466 for Myotonic Dystrophy (DM1):   Collaboration announced with Nationwide Children's to evaluate vectorized RNA knockdown and  vectorized exon skipping for DM1.   Preclinical studies are underway, and IND planned for 2020.    AT342 for Crigler‐Najjar Syndrome and AT307 for CASQ2‐CPVT:    Completed a strategic review of our product candidates and plan to focus on those programs that have  the potential to create the greatest long‐term value for patients and shareholders.     Plan to explore outlicensing opportunities to continue to advance these important and promising gene  therapy programs.       Manufacturing:   Announced new internal cGMP plasmid manufacturing facility, further establishing the company's  leadership in AAV manufacturing and enabling the rapid advancement of neuromuscular programs from  preclinical development to commercialization.    Made continued progress on chemistry, manufacturing, and controls (CMC) BLA and MAA‐readiness  efforts for AT132 based on FDA and EMA feedback on the company’s preliminary filing strategy.     Corporate:    Expanded leadership team with the additions of Mark Meltz, Senior Vice President, General Counsel, to  lead the legal, compliance, and corporate governance functions and Sarah Spencer, Vice President,  Corporate Communications, to lead internal and external communications to build global awareness of  the company, its mission, culture, and innovative product portfolio.      First Quarter 2019 Financial Results     Cash Position: At March 31, 2019, Audentes had cash, cash equivalents and marketable securities of  $375.0 million, which is expected to fund operations into 2021.     Research and Development Expenses: Research and development expenses were $39.8 million for the  first quarter of 2019 compared to $19.9 million for the same period in 2018, an increase of $19.9  million. The increase in research and development expense was primarily attributable to increased R&D  headcount and related facility costs, a one‐time licensing fee of $7.0 million related to the AT702  program, increased internal manufacturing costs, increased clinical trial expenses for our AT132  program, increased pre‐clinical and clinical trial planning costs for our AT845 program, and an increase  in stock compensation expense.     General and Administrative Expenses: General and administrative expenses were $12.0 million for the  first quarter of 2019 compared to $6.5 million for the same period in 2018, an increase of $5.5 million.  The increase in general and administrative expenses was primarily attributable to increased headcount  and related facility costs, increased professional service and consulting fees, higher costs related to  public company regulatory compliance and increase in stock compensation expense.     Net Loss: Net loss was $49.4 million for the first quarter of 2019 compared to $25.6 million for the same  period in 2018.

      Conference Call  At 4:30 p.m. Eastern Time today, Audentes management will host a conference call and a simultaneous webcast  to discuss its first quarter 2019 financial results and provide a corporate update.  To access a live webcast of the  conference call, please visit the Events & Presentations page within the Investors + Media section of the  Audentes website at www.audentestx.com.  Alternatively, please call (833) 659‐8620 (U.S.) or (409) 767‐9247  (international) and dial the conference ID# 6839198 to access the call.    A replay of the webcast will be available on the Audentes website for approximately 30 days.    About Audentes Therapeutics, Inc.  Audentes Therapeutics (Nasdaq: BOLD) is a leading AAV‐based genetic medicines company focused on  developing and commercializing innovative products for serious rare neuromuscular diseases.  We are  leveraging our AAV gene therapy technology platform and proprietary manufacturing expertise to develop  programs across three modalities: gene replacement, vectorized exon skipping, and vectorized RNA knockdown.   Our product candidates are showing promising therapeutic profiles in clinical and preclinical studies across a  range of neuromuscular diseases. Audentes is a focused, experienced and passionate team driven by the goal of  improving the lives of patients.    For more information regarding Audentes, please visit www.audentestx.com.    Forward Looking Statements  This press release contains forward‐looking statements within the meaning of the "safe harbor" provisions of  the Private Securities Litigation Reform Act of 1995, including, but not limited to the expected benefits of the  company's product candidates and technology platform, the timing and nature of the company’s research,  development and manufacturing activities, the nature of the results of the company’s data, the timing for  optimal dose selection and providing an update regarding license application submission plans for AT132, the  timing of regulatory filings for AT132, AT845 and AT466, the expected market size of DMD and DM1 and the  company’s potential penetration into those markets and the company’s intention to outlicense Crigler‐Najjar  and CASQ2‐CPVT.  All statements other than statements of historical fact are statements that could be deemed  forward‐looking statements. Although the company believes that the expectations reflected in such forward‐ looking statements are reasonable, the company cannot guarantee future events, results, actions, levels of  activity, performance or achievements, and the timing and results of biotechnology development and potential  regulatory approval is inherently uncertain. Forward‐looking statements are subject to risks and uncertainties  that may cause the company's actual activities or results to differ significantly from those expressed in any  forward‐looking statement, including risks and uncertainties related to the company's ability to advance its  product candidates, obtain regulatory approval of and ultimately commercialize its product candidates, the  timing and results of preclinical and clinical trials, the company’s ability to fund development activities and  achieve development goals, establish and scale‐up manufacturing processes that comply with regulatory  requirements, and protect intellectual property and other risks and uncertainties described under the heading  "Risk Factors" in documents the company files from time to time with the Securities and Exchange Commission.  These forward‐looking statements speak only as of the date of this press release, and the company undertakes  no obligation to revise or update any forward‐looking statements to reflect events or circumstances after the  date hereof.

    Selected Financial Information  Amounts in thousands except share and per share data    Operating Results  Three months ended March 31,    2019     2018    Unaudited    Operating expenses:    Research and development   $          39,837      $          19,891   General and administrative               11,993                     6,519   Total operating expenses               51,830                  26,410   Loss from operations              (51,830)                (26,410)        Interest income, net                  2,472                        859         Other expense, net                     (33)                       (20)  Net loss   $        (49,391)     $        (25,571)    Net loss per share, basic and diluted   $            (1.13)     $             (0.74)  Shares used in computing net loss per share, basic and diluted        43,625,316           34,582,071       Selected Balance Sheet Data  March 31, 2019    December 31, 2018    Unaudited     Audited    Cash, cash equivalents, marketable securities      and restricted cash  $     378,769    $     418,055    Total assets  $     455,176    $     472,555    Total liabilities  $       53,181    $       29,801    Total stockholders' equity  $     401,995    $     442,754         Audentes Contacts:    Investor Contact:  Andrew Chang  415.818.1033  achang@audentestx.com    Media Contacts:  Sarah Spencer  415.957.2020  sspencer@audentestx.com

    Katie Hogan   415.951.3398  khogan@audentestx.com